Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Michael F. Cronin

Certified Public Accountant

687 Lee Road

Rochester, NY 14606

Board of Directors and Shareholders

OrthoSupply Management, LLC

Andover, Massachusetts

I have audited the accompanying balance sheet of OrthoSupply Management, LLC as of October 1, 2005 and the related statements of operations, members’ equity and cash flows for the period then ended. The financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with auditing standards established by the Public Company Accounting Oversight Board. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OrthoSupply Management, LLC as of October 1, 2005 and the results of its operations, its cash flows and changes in members’ equity for the period then ended in conformity with accounting principles generally accepted in the United States.

December 12, 2005

/s/ Michael F. Cronin

Michael F. Cronin
Certified Public Accountant

OrthoSupply Management, LLC
(a development stage company)
Balance Sheet
October 1,

Assets	2005

Current Assets
Cash & cash equivalents	$38,748
Accounts receivable, net	137,563
Inventory	124,335
Prepaid expenses	21,263
Due from affiliated entities	0
Total current assets	321,910

Property & equipment (net)	30,175

total assets	$352,085

Liabilities & Members' Equity

Current Liabilities:
Accounts payable	$142,353
Accrued expenses	51,995
Total current liabilities	194,348

Amounts due to related parties	34,517

Members' Equity:
Capital contributions, net of distributions	445,414
Accumulated earnings	(322,194)
Total Equity	123,220

Total Liabilities & Equity	$352,085
See Summary of Significant Accounting Policies and Notes to Financial Statements.

OrthoSupply Management, LLC
(a development stage company)
Statements of Operations & Members’ Equity
February 1, 2005 (inception) to October 1, 2005

Revenue:
Sales of medical supplies	$250,514
Consulting fees	36,632
Total revenue	$287,146

Cost of Sales:
Cost of tangible goods sold	167,999
Cost of services	34,544
Costs Applicable to Sales & Revenue	202,543

Gross Profit	84,603
29.5%

Selling, General & Administrative Expenses	406,797
Total Operating Expenses	406,797
Net Loss	(322,194)

Other changes in members' equity:
Capital contributions	445,414
Distributions	0
Members' equity at end of period	$123,220
See Summary of Significant Accounting Policies and Notes to Financial Statements.

OrthoSupply Management, LLC
(a development stage company)
Statement of Cash Flows
February 1, 2005 (inception) to October 1, 2005
2005

Cash Flows from Operating Activities:
Net Loss	($322,194)
Adjustments required to reconcile net loss to cash flows
from operating activities:
Depreciation, Amortization & Bad Debts	3,549
Changes in Operating Assets & Liabilities
Accounts receivable	(137,563)
Inventory	(124,335)
Prepaid expenses	(21,263)
Accounts payable	142,353
Accrued expenses	51,995
Net cash used by operating activities	(407,459)

Cash Flows from Investing Activities:
Purchase of Equipment	(18,634)
Net cash used by investing activities	(18,634)

Cash Flows from Financing Activities:
Proceeds from new equity interest	445,414
Borrowings from related parties	19,427
Net cash used by financing activities	464,841

Net Change In Cash	38,748
Cash-Beginning	0
Cash-Ending	$38,748
See Summary of Significant Accounting Policies and Notes to Financial Statements.
OrthoSupply Management, LLC
(a development stage company)
Statement of Cash Flows
February 1, 2005 (inception) to October 1, 2005
2005

Cash Flows from Operating Activities:
Net Loss	($322,194)
Adjustments required to reconcile net loss to cash flows
from operating activities:
Depreciation, Amortization & Bad Debts	3,549
Changes in Operating Assets & Liabilities
Accounts receivable	(137,563)
Inventory	(124,335)
Prepaid expenses	(21,263)
Accounts payable	142,353
Accrued expenses	51,995
Net cash used by operating activities	(407,459)

Cash Flows from Investing Activities:
Purchase of Equipment	(18,634)
Net cash used by investing activities	(18,634)

Cash Flows from Financing Activities:
Proceeds from new equity interest	445,414
Borrowings from related parties	19,427
Net cash used by financing activities	464,841

Net Change In Cash	38,748
Cash-Beginning	0
Cash-Ending	$38,748
See Summary of Significant Accounting Policies and Notes to Financial Statements.

ORTHO SUPPLY MANAGEMENT, LLC
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
OCTOBER 1, 2005

Basis of Presentation: The financial statements have been presented in a “development stage” format. Since inception, our primary activities have been raising of capital, obtaining financing and of developing our sales infrastructure and organizing the corporate structure. We have commenced limited revenue producing activities with several customers in order to fully develop our systems and procedures.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires our management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

Cash and Cash Equivalents: For financial statement presentation purposes, we consider those short-term, highly liquid investments with original maturities of three months or less to be cash or cash equivalents.

Financial Instruments: Our financial instruments consist of cash and cash equivalents, trade accounts receivable, accounts payable, accrued expenses, and long and short-term borrowings. The fair value of these instruments approximates their recorded value. We do not have financial instruments with off-balance sheet risk. The fair value estimates were based on market information available to management as of October 1, 2005.

Financial instruments that potentially subject us to concentrations of market/credit risk consist principally of cash and cash equivalents and trade accounts receivable. We invest cash through a high credit-quality financial institution. A concentration of credit risk may exist with respect to trade receivables. We perform ongoing credit evaluations of customers and generally do not require collateral from our customers. We review accounts receivable on a regular basis to determine if any such amounts may be potentially uncollectible. We include any balances that are determined to be uncollectible, along with a general reserve, in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. Based on our best estimate, we believe the allowance for doubtful accounts is adequate as presented. Historically, we have not experienced significant losses related to receivables from individual customers or groups of customers in any particular industry or geographic area.

	Customer
	A	B	C
Accounts Receivable	53.9%	22.4%	22.4%
Sales	66.2%	11.9%	10.4%

Property and Equipment: Property and equipment are recorded at cost. Depreciation is computed using the straight line balance method over the estimated useful lives of the assets, generally 5 years. Expenditures for renewals and betterments are capitalized. Expenditures for minor items, repairs and maintenance are charged to operations as incurred. Gain or loss upon sale or retirement due to obsolescence is reflected in the operating results in the period the event takes place.

Valuation of Long-Lived Assets: We review the recoverability of our long-lived assets, including buildings, equipment and intangible assets, when events or changes in circumstances occur that indicate that the carrying value of the asset may not be recoverable. The assessment of possible impairment is based on our ability to recover the carrying value of the asset from the expected future pre-tax cash flows (undiscounted and without interest charges) of the related operations. If these cash flows are less than the carrying value of such asset, an impairment loss is recognized for the difference between estimated fair value and carrying value. Our primary measure of fair value is based on discounted cash flows. The measurement of impairment requires management to make estimates of these cash flows related to long-lived assets, as well as other fair value determinations.

We amortize the costs of other intangibles, if applicable, (excluding goodwill) over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

Revenue Recognition: Our principal sources of revenues are from the sale of medical supplies and from providing related management consulting services. Our revenue recognition policies are in compliance with Staff Accounting Bulletin (SAB) No. 104, “Revenue Recognition,” SAB No. 101, “Revenue Recognition in Financial Statements” and EITF Issue No. 00-21, "Revenue Arrangements with Multiple Deliverables." Revenue is recognized when persuasive evidence of an agreement with the customer exists, products are shipped or title passes pursuant to the terms of the agreement with the customer, the amount due from the customer is fixed or determinable, collectibility is reasonably assured, and there are no significant future performance obligations. Service revenues are recognized at the time of performance and usually billed monthly. Revenues from separate service maintenance agreements are recognized ratably over the term of the agreements.

These policies require management, at the time of the transaction, to assess whether the amounts due are fixed or determinable, collection is reasonably assured, and no future performance obligations exist. These assessments are based on the terms of the agreement with the customer, past history and creditworthiness of the customer. If management determines that collection is not reasonably assured or future performance obligations exist, revenue recognition is deferred until these conditions are satisfied.

In accordance with EITF Issue 00-10, “Accounting for Shipping and Handling Fees and Costs,” we included all shipping and handling billings to customers in revenues, and freight costs incurred for product shipments have been included in cost of products sold.

Advertising Costs: We expense advertising costs as incurred. Advertising expense was approximately $3,400 for the period ended October 1, 2005.

Income Taxes: We have elected to be treated as a partnership for federal tax purposes. All income we generate will flow through to our shareholders and be reported on their individual tax returns. Accordingly, we incur no income taxes and have made no provision for income tax expense in the financial statements.

Recent Accounting Pronouncements:
In September 2004, the EITF reached a consensus regarding Issue No. 04-1, "Accounting for Preexisting Relationships Between the Parties to a Business Combination" ("EITF 04-1"). EITF 04-1 requires an acquirer in a business combination to evaluate any preexisting relationship with the acquiree to determine if the business combination in effect contains a settlement of the preexisting relationship. A business combination between parties with a preexisting relationship should be viewed as a multiple element transaction. EITF 04-1 is effective for business combinations after October 13, 2004, but requires goodwill resulting from prior business combinations involving parties with a preexisting relationship to be tested for impairment by applying the guidance in the consensus. We will apply EITF 04-1 to acquisitions subsequent to the effective date and in our future goodwill impairment testing.

In November 2004, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 151, “Inventory Costs - an amendment of ARB No.43, Chapter 4,” which clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs and wasted material. SFAS No. 151 will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005. We do not believe the adoption of SFAS No. 151 will have a material impact on our financial statements.

In December 2004, the FASB issued SFAS No. 123 (revised 2004) “Share-Based Payment,” or SFAS No. 123(R). SFAS No. 123(R) revises FASB Statement No. 123 “Accounting for Stock-Based Compensation,” and supersedes APB Opinion No. 25, and its related implementation guidance. This Statement eliminates the ability to account for share-based compensation using the intrinsic value method under APB Opinion No. 25. SFAS No. 123(R) focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS No. 123(R) requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award, known as the requisite service period, which is usually the vesting period. SFAS No. 123(R) is effective for companies filing under Regulation SB as of the beginning of the first interim or annual reporting period that begins after December 15, 2005, which for us will be our first quarter of the year ending December 31, 2006. We anticipate adopting SFAS No. 123(R) beginning in the quarter ending March 31, 2006. Accordingly, the provisions of SFAS No. 123(R) will apply to new awards and to awards modified, repurchased, or cancelled after the required effective date. Additionally, compensation cost for the portion of awards for which the requisite service has not been rendered that are outstanding as of the required effective date must be recognized as the requisite service is rendered on or after the required effective date. These new accounting rules will lead to a decrease in reported earnings. Although our adoption of SFAS No. 123(R) could have a material impact on our financial position and results of operations, we are still evaluating the potential impact from adopting this statement.

In December 2004, the FASB issued SFAS No. 153, “Exchanges of Nonmonetary Assets—an amendment of APB Opinion No. 29,” which is effective for us starting July 1, 2005. In the past, we were frequently required to measure the value of assets exchanged in non-monetary transactions by using the net book value of the asset relinquished. Under SFAS No. 153, we will measure assets exchanged at fair value, as long as the transaction has commercial substance and the fair value of the assets exchanged is determinable within reasonable limits. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 is not anticipated to have a material effect on our consolidated financial position, results of operations or cash flows.

In May 2005, the FASB issued SFAS No. 154, “Accounting Changes and Error Corrections,” which replaces APB Opinion No. 20 “Accounting Changes,” and FASB Statement No. 3 “Reporting Accounting Changes in Interim Financial Statements,” and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. This Statement shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. Early adoption is permitted for accounting changes and corrections of errors made in fiscal years beginning after the date this Statement is issued. We do not believe that adoption of SFAS 154 will have a material impact on our financial statements.

ORTHO SUPPLY MANAGEMENT, LLC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 1, 2005

1. Organization and Operations

Our company was incorporated in Massachusetts on February 1, 2005. In August of 2005 we formed a Delaware corporation called OrthoSupply Management Inc. for the purpose of merging the LLC with the Delaware company. See the “Subsequent Event” note below for more information. We resell orthopedic medical supplies to orthopedic clinics located throughout the United States.

2. Property and Equipment

A summary of property & equipment is as follows:

	Estimated Useful Life	2005
Office equipment	3 years	$ 22,924
Furniture	5 years	10,800
Less accumulated depreciation		(3,549)
net		30,175
current depreciation expense		$ 3,549

3. Notes Payable-Related Parties

Amounts due related parties under informal loan arrangements are as follow:

	Related Party
	A	B
Balance at beginning of period	$ 0	$ 0
Additions	17,600	16,917
Payments	0	0
Balance at October 1, 2005	$ 17,600	$ 16,917
Stated interest rate	none	none

5. Commitments and Contingencies

Facilities: All of our operations are conducted at our corporate offices located at our Andover, MA location. We rent this facility under month to month agreement with an affiliated entity arranged through a related party that requires a minimum monthly rental of $1,500. Rental expense under this arrangement was $ 6,000.

Employment Agreements: We employ certain key personnel under “at will” employment agreements that may be terminated by either party at will with proper notification. Current obligations over the next twelve months under these agreements collectively total approximately $234,000.

6. Supplementary Cash Flow Disclosure

Furniture & equipment acquired by issuing a note payable totaled $ 15.090

7. Subsequent Events

On November 15, 2005, OrthoSupply Management, Inc., a Delaware corporation (the "Company") and successor to OrthoSupply, Management LLC, consummated an equity financing (the "Series A Financing") pursuant to which it sold and issued to Vicis Capital Master Fund and Midtown Partners & Co., LLC (collectively, the "Purchasers")

▪	an aggregate 1,590,000 shares of its Series A Convertible Preferred Stock, par value $0.001 per share (the "Series A Preferred Stock"), at a per share purchase price of $1.00, and

▪
(ii) warrants (the "Warrants") to purchase an aggregate 4,840,000 shares of its common stock, par value $0.001 per share (the "Common Stock"), at a per share exercise price of $0.75, $1.25 or $1.75, as the case may be (subject to adjustment as provided in the Warrants).

Under the Escrow Agreement the Purchasers have deposited five hundred thousand dollars ($500,000) with the escrow agent party thereto, to be used by the Company to effect a contemplated Reverse Merger .

The rights, preferences and privileges of the Series A Preferred Stock include the following:

•
Dividends at a 10% per annum rate, payable (in cash or shares of Common Stock) upon the occurrence of the earlier of a liquidation, conversion or redemption, which dividends are in priority to any dividends payable on other classes of capital stock of the Company;

•
(ii)A liquidation preference of $1.00 per share (subject to equitable adjustment) plus accrued and unpaid dividends, which preference is in priority to any liquidation preference on other classes of capital stock of the Company;

•
Conversion rights pursuant to which any holder of shares of Series A Preferred Stock, at such holder's option, may elect to convert such holder's shares into a number of shares of Common Stock as is equal to the sum of $1.00 (subject to equitable adjustment) plus accrued and unpaid dividends divided by the applicable conversion price (which price (A) shall initially be the lesser of $0.75 or a forty percent (40%) discount to the market price of the Common Stock for the first ten (10) trading days after the Common Stock becomes publicly-traded, and (B) shall be subject to full-ratchet anti-dilution adjustment), provided that the number of shares of Common Stock which any such holder may beneficially own upon conversion of shares of Series A Preferred Stock shall not exceed four and 99/100 percent (4.99%) of the issued and outstanding shares of Common Stock;

•
Redemption rights pursuant to which the holders of a majority of the issued and outstanding shares of Series A Preferred Stock may elect, upon a change in control of the Company, to cause the Company to redeem all or a portion of the issued and outstanding shares of Series A Preferred Stock, at a per share price equal to (A) $1.00 (subject to equitable adjustment) plus (B) all accrued and unpaid and declared and unpaid dividends (payable in full within twenty (20) days of receipt of a redemption request);

•
Special voting rights pursuant to which the Company may not take the following actions without the written consent or affirmative vote of the holders of at least fifty percent (50%) of the outstanding "stated value" of the Series A Preferred Stock, voting as a separate class: (A) liquidating, dissolving, winding-up, effectuating any merger, reorganization or recapitalization, (B) purchasing, redeeming or paying or declaring any dividend or making any distribution on any shares of capital stock of the Company other than the Series A Preferred Stock as permitted under the Company's Amended and Restated Certificate of Incorporation, (C) effectuating any reclassification or recapitalization or (D) altering or changing the voting or other powers, preferences or other rights, privileges or restrictions of the Series A Preferred Stock;

In connection with the consummation of the Series A Financing, Ortho Supply Management, Inc. and the Purchasers entered into the following principal agreements, a summary of each of which is set forth below:

(i) under that certain Investor Rights Agreement, among other things, (A) the Company has granted certain demand registration rights to the Purchasers, (B) at any time when at least $1,000,000 of "stated value" of the Series A Preferred Stock is outstanding, without the affirmative vote or written consent of the holders of fifty percent (50%) of the issued and outstanding shares of Series A Preferred Stock, the Company is restricted from taking the following actions: (1) issuing equity securities or rights, options or warrants to purchase such equity securities or securities convertible into or exchangeable into or exercisable for such equity securities (not including certain excluded securities set forth in such Investor Rights Agreement), unless same rank junior to the Series A Preferred Stock as to liquidation, dividend and redemption rights (2) making any loan or advance or incurring indebtedness except certain permitted indebtedness not to exceed three million dollars ($3,000,000) in the aggregate, (3) guaranteeing, or permitting any subsidiary to guarantee, any indebtedness except for certain permitted indebtedness, (4) making any distribution or dividend payment unless all accrued dividends on the Series A Preferred Stock have been paid, (5) entering into, or permitting any subsidiary to enter into, any related party transaction (except as set forth in the Investor Rights Agreement), (6) changing the Company's principal business or entering into new lines of business (other than within the medical supply industry) or exiting the Company's current business and (7) effecting any merger, consolidation, liquidation, winding-up or dissolution or sale of any significant assets or any asset or stock acquisition (other than the Reverse Merger), (C) the Company has granted to the Purchasers the preemptive right to purchase certain securities of the Company in the event that the Company proposes to offer or sell such securities on or prior to November 15, 2006 and (D) the Company has granted to the Purchasers the right to exchange their shares of Series A Preferred Stock for the securities of the Company issued by it in any equity financing occurring on or prior to November 15, 2006 pursuant to which the Company's aggregate gross proceeds do not exceed $1,000,000;

(ii) under the Interim Agreement, among other things, (A) the Company and the founders of the Company party thereto have agreed to use best efforts to complete a reverse triangular merger, share exchange or similar transaction (the "Reverse Merger") with an asset-less corporation (the "Reporting Company") currently reporting under the Securities Exchange Act of 1934, as amended, pursuant to which the Company shall become a wholly-owned subsidiary of the Reporting Company and such founders shall become the controlling stockholders of the Reporting Company and the Purchasers shall be issued shares of Series A Convertible Preferred Stock of the Reporting Company and warrants to purchase shares of common stock of the Reporting Company, in each case containing identical preferences and privileges as are applicable to the Series A Preferred Stock and Common Stock issued to the Purchasers, (B) in the event that the Reverse Merger is not consummated on or prior to 6:00 p.m. E.S.T. on December 31, 2005, the Company has agreed (1) to issue to the Purchasers "penalty warrants" to purchase shares of Common Stock, which warrants shall be exercisable for a number of shares equal to one hundred percent (100%) of the shares of Common Stock issuable upon exercisable of the Warrants (other than those Warrants issued to Midtown Partners & Co., Inc. for an aggregate 600,000 shares of Common Stock (the "BD Warrants")), and (2) for each subsequent thirty (30) day period after December 31, 2006 that the Company has not effected the Reverse Merger, to issue to the Purchasers penalty warrants to purchase shares of Common Stock, which warrants shall be exercisable for a number of shares equal to one and 50/100 percent (1.5%) of the shares of Common Stock issuable upon exercisable of the Warrants (other than the BD Warrants), which "penalty warrants" shall cease accruing upon the earlier of the consummation of the Reverse Merger or a registration statement declared effective by Securities and Exchange Commission pursuant to Section 2.1 of the above-referenced Investor Rights Agreement, and (C) in the event that the Reverse Merger is consummated, the parties to the above-referenced Investor Rights Agreement shall enter into a new Investor Rights Agreement containing substantially similar terms and conditions, as well as containing provisions for additional "penalty warrants" to be issued by the Company to the Purchasers in the event that a registration statement registering certain shares held by the Purchasers is not declared effective by the Securities and Exchange Commission; and